                                                                    EXHIBIT 10.4

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT ("Lease") is entered into this 30th day of December, 1994, by and between Mecon MFG, a Maine corporation ("Lessor") and CONTROL DEVICES, INC., an Indiana corporation ("Lessee").

                                    RECITAL:

     Lessor is the owner of a manufacturing facility consisting of approximately 33,000 square feet of space in the building of Lessor, situated in Caribou, Maine, the legal description of which is attached hereto as Exhibit A (the "Premises"). Lessor desires to lease the Premises to Lessee, and Lessee desires to lease the Premises from Lessor, on the terms set forth in this Lease.

     NOW, THEREFORE, in consideration of these premises and the mutual agreements and covenants set forth in this lease and for the good and valuable consideration, Lessor and Lessee agree as follows:

     Section 1.  Grant.  Lessor hereby demises and leases all of the Premises to
     ----------  ------
Lessee for the term of this Lease.

     Section 2.  Term.  The term of this Lease shall commence on January 1, 1995
     ----------  -----
and continue in effect until terminated in accordance with Section 9 of this
                                                           ---------
Lease.

     Section 3.  Lease Payments;  Late Fees.  On or before September 1, 1995,
     ----------  ---------------------------
and the first day of each subsequent calendar month until this Lease is terminated in accordance with Section 9 of this Lease, Lessee shall pay to
                              ---------
Lessor a monthly lease payment of $10,000 per month. No payment shall be due under the terms of this Lease prior to September 1, 1995. In the event Lessee does not make any lease payment within fifteen days after written notice from the Lessor, Lessee shall pay to Lessor a late fee equal to five percent of the past due amount. All lease payments shall be mailed to Lessor's address set forth in Section 10 of this Lease of such writing.
         ----------

     Section 4.  Maintenance.  During the term of this Lease, Lessee shall be
     ----------  ------------
responsible for, and bear the expense of, maintaining the Premises in reasonable condition and repair, normal wear and tear expected. Notwithstanding the above, in the event that all or part of the Premises are destroyed, damaged or impaired, the Lessee shall have no obligation to repair or rebuild the Premises provided the Lessee agrees to pay to Lessor an amount equal to the decrease in the fair market value of the Premises resulting from the destruction, damage or impairment to the premises.

     Section 5.  Utilities.  Lessee shall pay all costs and expenses for any and
     ----------  ----------
all utilities used upon the Premises during the term of this Lease.

     Section 6.  Taxes.  Lessee shall pay all real estate taxes on the premises
     ----------  ------
which initially become due and payable during the term of this Lease, but such taxes will be prorated for any period occurring before this Lease commences or after this Lease ends.

     Section 7.  Insurance.  During the term of this Lease, Lessee shall
     ----------  ----------
maintain at the Lessee's own expense the following insurance:

     (a) Comprehensive liability insurance in an amount not less than $1,000,000.

     (b) Fire insurance with standard extended coverage to the extent of not less than 80% of the replacement value of the Premises.

     Section 8.  Alterations.  During the term of this Lease, Lessee shall have
     ----------  ------------
the right to make alterations, additions and improvements to the Premises at its own expense so long as such alterations, additions and improvements to the Premises do not have a material adverse effect on the value of the Premises.

     Section 9.  Termination.  This Lease shall be terminated (a) upon the
     ----------  ------------
written agreement of Lessor and Lessee, or (b) by either party by giving at least one year prior written notice to the other party specifying the date of such termination, which termination may in no event be prior to December 31, 1997 or (c) the destruction of, damage or impairment to, the Premises if Lessee elects not to repair the Premises but pays to Lessor the amount of the decrease in the fair market value of the Premises as provided by Section 4 of this Lease.
                                                        ---------
Following the termination of this Lease, Lessee shall have the right to remove all of the property and equipment, including any property, equipment and trade fixtures acquired or installed by Lessee with which have become affixed to the Premises.

     Section 10.  Notices.  All notices, requests, consents and other
     -----------  --------
communications hereunder shall be in writing and may be delivered personally (including by courier) or by first class registered or certified mail, postage prepaid, addressed to the following address or to other such addresses as may be furnished in writing by one party to the other.

If to Lessee:                               If to Lessor:

Mecon Mfg.                                  Control Devices, Inc.
Attn:  Frank S. Kostis, Director            Attn:  Bruce D. Atkinson, President
238 River Street                            228 Northeast Rd.
Springvale, ME  04083                       Standish, ME  04084

with copy to:

Titcomb Marass Flaherty & Knight            Hammond, Kennedy, Whitney & Company,
Attn:  Len Knight                           Inc.
P.O. Box 311                                Attn:  Glenn Scolnik
Sanford, ME  04073                          8800 Keystone Crossing, Suite 1048
                                            Indianapolis, IN  46240

     Section 11.  Governing Law.  This Lease will be governed by, and construed
     -----------  --------------
in accordance with, the laws of the State of Maine, without regard to such jurisdiction's conflicts of laws principles.

     Section 12.  Entire Agreement.  This Lease constitutes the entire agreement
     -----------  -----------------
of the parties hereto with respect to the matters contemplated hereby and supersedes all previous written or oral negotiations, commitments, representations and agreements.

     Section 13.  Assignment;  Successors and Assigns.  This Lease may be
     -----------  ------------------------------------
assigned by Lessee or Lessor without the prior written consent of the other party. All covenants, representations, warranties and agreements of the parties contained herein shall be binding upon and inure to the benefit of their respective successors and assigns.

     Section 14.  Execution in Counterpart.  This Lease may be executed in one
     -----------  -------------------------
or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first written above.

             "LESSEE"                                "LESSOR"

MECON MFG.                               CONTROL DEVICES, INC.



By: /s/ Frank S. Kostis                  By:  /s/ Bruce D. Atkinson
    -------------------------------           ------------------------------
    Frank S. Kostis, Director                 Bruce D. Atkinson, President
    -------------------------------           ------------------------------
     Printed Name and Title                   Printed Name and Title

                                NOTICE OF LEASE

    THIS NOTICE OF LEASE is made this 30th day of December, 1994, for the purpose of making a public record of the following described Lease Agreement.

DATE OF LEASE:     December 30, 1994

NAME OF LESSOR:    MECON MFG., having a mailing address of


NAME OF LESSEE:    CONTROL DEVICES, INC., having a mailing address of 228
                   Northeast Rd., Standish, Maine.

DESCRIPTION OF
DEMISED PREMISES:  Approximately thirty three thousand (33,000) square feet of space in the building of Lessee, situated in Caribou, Maine, the legal description of which is attached hereto as Exhibit A (the "Premises").

TERM OF LEASE:     The original term of the Lease shall commence on January 1,
                   1995 and shall continue until terminated in accordance with
                   Section 9 of the Lease. Section 9 of the Lease provides that the Lease shall (a) upon the written agreement of Lessor or Lessee, or (b) terminated by either party by giving at least one year prior written notice to the other party the date of such termination which termination may in no event be prior to December 31, 1997, or (c) the destruction of, or damage or impairment to, the Premises if the Lessee elects not to repair the Premises but pays to Lessor the amount of the decrease in the fair market value of the Premises as provided in Section 4 of the Lease.

RENEWAL OR
EXTENSION TERMS:   None.

    THIS NOTICE OF LEASE is prepared for recording and for the purpose of making a public record of the Lease, and it is intended that the parties shall be subject to all of the provisions of the Lease and that nothing herein shall be construed or deemed to alter or change any of the terms and provisions of the Lease.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Notice of Lease as of the day and year above written.


WITNESSETH:                              MECON MFG.


                                         /s/ Frank S. Kostis
- ------------------------------------     ------------------------------------
                                         By:   Frank S. Kostis
                                               ------------------------------
                                         Its:  Director
                                               ------------------------------

                                                CONTROL DEVICES, INC
- ------------------------------------

                                             /s/ Bruce D. Atkinson
                                             -----------------------------------
                                             By:
                                                --------------------------------
                                            Its: President
                                                --------------------------------
STATE OF MAINE        )
                      ) SS:
COUNTY OF CUMBERLAND  )

                                                       December 30, 1994

          The personally appeared the above-named Frank S. Kostis, of MECON MFG., and acknowledged the foregoing to be his free act and deed of said Mecon Mfg.

                                         /s/ Beverly A. Miner
                                     ------------------------------------------
Before me,                           Notary Public
Beverly A. Miner                     Printed Name:  Beverly A. Miner
Notary Public, State of Indiana      My Commission Expires:
My Commission Expires Sept. 02, 2001



STATE OF MAINE        )
                      ) SS:
COUNTY OF CUMBERLAND  )

                                                       December 30, 1994

          The personally appeared the above-named Bruce D. Atkinson of CONTROL DEVICES, INC., and acknowledge the foregoing to be his free act and deed of said Control Devices, Inc.

                                         /s/ Beverly A. Miner
                                     -------------------------------------------
Before me,                           Notary Public
Beverly A. Miner                     Printed Name:  Beverly A. Miner
Notary Public, State of Indiana      My Commission Expires:
My Commission Expires Sept. 02, 2001

                             RECOGNITION AGREEMENT
                             ---------------------

          This agreement is made this 30th day of December, 1994 by and between Control Devices, Inc., having its principal place of business in Standish, Maine (hereinafter called "Tenant") and Mecon, hereafter called ("Mortgagee").

                              W I T N E S S E T H

          WHEREAS, Mortgagee is the holder of a mortgage (the "Mortgage") on property owned by Mecon Mfg. ("Landlord") situated at __________________, ___________________, Maine (the "Mortgaged Premises"), said mortgage being
                                 --------- --------
dated ______ and recorded in the ___ County Registry of Deeds in Book ___, Page ___; and

          WHEREAS, the Tenant is about to enter into a lease agreement (the "Lease") with Landlord pursuant to which Tenant will lease and occupy certain premises (the "Demised Premises") which constitute a part of the Mortgaged Premises; and

          WHEREAS, Tenant wishes to be assured of continued peaceful occupancy of the Demised Premises under the terms of the Lease and subject to the terms of the Mortgagee as landlord under the Lease in the event of foreclosure of the Mortgage,

          NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

          1. Mortgagee agrees that it will not name Tenant in any foreclosure action involving the Mortgaged Premises, and in the event of a foreclosure, foreclosure sale, deed in lieu of claiming by, through or under Mortgagee, under the Mortgage, neither the Lease, nor the rights of Tenant under the Lease, nor the rights of any subtenant or other party claiming under Tenant, shall be disturbed but shall continue in full force and effect, subject, however, to the provisions of the Lease concerning Tenant's default.

          2. In the event that Mortgagee shall succeed to the interest of Landlord in the Lease through foreclosure or otherwise, Tenant will attorn to and recognize Mortgagee, its Mortgagee shall accept such attornment.

          3. In the event Mortgagee shall, in accordance with the foregoing, succeed to the interest of Landlord under the Lease, Mortgagee agrees, during such time as it shall own the Mortgaged Premises or Landlord's interest in the Lease, to be bound to Tenant under all of the terms, covenants and conditions of the Lease, and Tenant shall, from and after such event, have the same remedies against Mortgagee for the breach of any agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Mortgagee had not succeeded to the interest of Landlord; provided, however, that the Mortgagee
                                                 --------
shall not be:

          (a) liable for any act of omission of any prior or subsequent landlord (including Landlord); or

          (b) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

          (c) bound by any material amendment or modification of the Lease made without its written consent.

          4. Except as otherwise provided herein, neither the rights of Tenant under the Lease, nor the rights of any subtenant or other party claiming under Tenant, shall be diminished or affected hereby.

          5. This Agreement shall be binding upon and inure to the benefit of Mortgagee and Tenant and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have duly caused these presents to be executed as of the day and year first above mentioned.


WITNESSETH:                                     CONTROL DEVICES, INC.



- ------------------------------------       By:        /s/ Bruce D. Atkinson
                                                -------------------------------
                                           Its:       President
                                                -------------------------------

                                           Printed Name:  Bruce D. Atkinson
                                                        -----------------------
                                           "Tenant"

- ------------------------------------
                                          By:         /s/ Frank S. Kostis
                                                -------------------------------
                                          Its:        Director
                                                -------------------------------
                                          Printed  Name:      Frank S. Kostis
                                                        -----------------------
                                          "Mortgagee"

STATE OF MAINE        )
                      ) SS:
COUNTY OF CUMBERLAND  )                                        December 30, 1994
                                                               -----------------


     The personally appeared the above-named Bruce D. Atkinson of said Control Devices, Inc. and acknowledged the foregoing to be his free act and deed and the free act and deed of said Control Devices, Inc.

                                          /s/ Beverly A. Miner
                                          --------------------
Before me,                                Notary Public
Beverly A. Miner                          Printed Name:  Beverly A. Miner
Notary Public, State of Indiana           My Commission Expires:

My Commission Expires Sept. 02, 2001


STATE OF MAINE        )
                      ) SS:
COUNTY OF CUMBERLAND  )                                        December 30, 1994
                                                               -----------------

     The personally appeared the above-named Frank S. Kostis of said __________________, and in his said capacity, and the free act and deed of said corporation.

                                                /s/ Beverly A. Miner
                                             -----------------------
Before me,                                   Notary Public
Beverly A. Miner                             Printed Name:  Beverly A. Miner
Notary Public, State of Indiana              My Commission Expires:
My Commission Expires Sept. 02, 2001